UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Retirement Income 2020 Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We would like to welcome shareholders to the Retirement Income 2020 Fund, which incepted on May 25, 2017. We believe the fund may be appropriate for investors who prefer the familiar design and performance benefits of our Retirement 2020 Fund coupled with a convenient payout structure that converts fund assets into a regular income stream in retirement.

The Retirement Income 2020 Fund returned 6.53% and 6.88% for the six-month and since-inception periods ended December 31, 2017, respectively. The fund modestly trailed its combined index portfolio, a custom benchmark that comprises multiple indexes that represent the underlying asset classes in which the fund invests. The composition of the fund’s combined index portfolio as of the end of the reporting period can be found in the glossary following this letter.

The fund’s inclusion of diversifying asset classes not represented in its broad market benchmarks benefited performance slightly versus the combined index portfolio. Tactical decisions to overweight and underweight underlying investments weighed modestly on results, as did security selection in the underlying portfolios.

INVESTMENT APPROACH AND PAYMENT STRUCTURE

The Retirement Income 2020 Fund is managed similarly to the Retirement 2020 Fund, one of T. Rowe Price’s suite of Retirement Funds. The fund offers a professionally managed, age-based balance of stocks and bonds, with an investment mix that shifts automatically over time to maintain this balance up to and through a retirement that may last 30 years.

The fund employs a managed payout program to distribute 12 equal monthly dividend payments throughout each calendar year. The payments target a total annual payout of approximately 5% of the fund’s average net asset value over the previous five years. Our research indicates that a 5% distribution rate strikes an appropriate balance between the need to provide an income stream in retirement with the risk of running out of assets prematurely.

Please note: Investment principal and income payments are not guaranteed. Please read the fund’s prospectus for a detailed description of the fund’s risks and opportunities.

MARKET ENVIRONMENT

Benefiting from solid economic growth and favorable corporate earnings, major U.S. stock indexes registered solid gains from the fund’s inception through December 31, 2017. Equities also found support in optimism about President Trump’s tax reform proposals, reduced regulation, and the potential for increased infrastructure spending. The Federal Reserve (Fed) raised short-term interest rates, but the widely expected moves did not disrupt equity markets. In December 2017, Congress passed legislation that lowered tax rates for corporations and individuals, and most major stock indexes finished the year near record levels amid expectations that the new tax law would boost U.S. economic growth in 2018.

Non-U.S. developed markets equities also posted strong gains, buoyed by synchronized global economic growth and strong global trade. Japanese stocks benefited from an economic recovery that has resulted in seven straight quarters of growth, while European equities were lifted by a deepening economic recovery, broadly accommodative monetary policy from the European Central Bank (ECB), and a moderating political environment. Emerging markets equities outperformed developed markets stocks, buoyed by moderate but stable global economic growth, good global trade, and a better pricing environment for global commodities.

Returns for U.S. investment-grade bonds were modestly positive for the period. U.S. Treasury yields generally increased, although yields on the 30-year Treasury bond decreased slightly. Investment-grade corporate debt generally outpaced U.S. government debt. High yield bonds outperformed investment-grade issues, and floating rate bank loans also generated solid gains amid rising interest rates and ongoing demand for low-duration, higher-yielding assets.

Overseas developed markets bonds outperformed U.S. investment-grade debt in U.S. dollar terms. Volatility in high-quality eurozone sovereign debt was low, although stronger-than-expected growth in Europe pushed yields modestly higher. The Bank of Japan’s yield curve control policy, which started in late 2016, kept the yield on the 10-year Japanese government bond near the central bank’s 0% target. Emerging markets debt outperformed developed markets debt, but volatility was modestly higher, given the differing monetary policies and political situations across emerging countries.

The world’s major currencies generally rose versus the U.S. dollar in 2017. The euro and the UK pound gained 13.8% and 9.5% against the dollar, respectively, and Japan’s yen advanced 3.5%. Among emerging markets, China’s yuan rose 6.7%, the Indian rupee advanced 6.3%, and Brazil’s real lost 1.9%.

PORTFOLIO PERFORMANCE AND POSITIONING

Stocks
The fund’s broad equity portfolio generated strong absolute gains since the fund’s inception on May 25, 2017, with positive performance across all underlying asset classes. Our emerging markets stocks benefited from synchronized global growth and were our biggest gainers, followed by U.S. small- and large-cap growth stocks. International value stocks and real assets equities recorded smaller gains.

We remain modestly underweight equities, as valuations are extended and earnings growth expectations appear elevated against a backdrop of improving—but still modest—economic growth. Market volatility could increase as central banks gradually normalize monetary policies.

In the U.S., we are neutral between growth and value stocks. Secular growth stocks should continue to benefit from a low-growth economy, but market leadership is narrow, and valuations are less attractive after their recent strong performance. A sustained pickup in U.S. economic growth and higher interest rates could benefit cyclical value stocks, while deregulation and tax reform could catalyze near-term improvements. The potential for a stronger U.S. dollar could make U.S. exports more expensive in the global market and may weigh on domestic large-cap stocks. Small-caps feature reasonable valuations versus large-caps and could benefit disproportionately from lower taxes and pro-growth policies in the U.S.

International equities offer modestly more attractive valuations and are supported by improving global economic growth, positive earnings trends, and greater exposure to international trade. Japan features the most attractive valuations among developed markets, while valuations in Europe remain relatively attractive versus the U.S. Valuations for overseas growth stocks are above historical averages after strong performance, particularly in cyclically sensitive areas like industrials and business services and consumer sectors. International value stocks offer attractive relative valuations, and less developed business cycles in Europe and Japan offer a longer runway for improvement. Emerging markets stocks feature modestly attractive relative valuations, with improving global growth and positive earnings trends. However, this is balanced by rising interest rates and hawkish trade rhetoric in key developed markets as well the potential for a renewed slide in energy and commodities prices.

We remain underweight to inflation-sensitive real assets equities, given the potential impact of slowing Chinese growth rates on near-term demand. In addition, we note our ongoing concerns about long-term structural supply and demand imbalances affecting the commodities and energy markets. Real estate investment trusts (REITs) appear fairly valued but could be pressured by rising interest rates and late-cycle economic trends.

Bonds
The fund’s broad fixed income exposure was modestly positive in absolute terms. International developed markets sovereign debt posted the strongest returns, followed by long-term U.S. Treasury debt and high yield bonds. Inflation focused bonds were roughly flat.

We are overweight bonds, which may help reduce portfolio volatility despite low yields and extended durations (duration is a measure of a bond’s sensitivity to interest rates). Interest rates are likely to rise gradually as the Fed normalizes its monetary policy, and inflation is trending modestly higher. Cash provides a buffer to the drawdown risk from elevated stock and bond valuations.

Despite low yields and extended duration profiles, yields for U.S. investment-grade debt are the most attractive among developed markets, and we remain overweight to the sector. We are underweight high yield bonds, given limited upside potential at current valuations. Sector fundamentals remain broadly positive and default expectations remain low. The impact of lower taxes could be mixed, with interest deductibility a potential drag. However, limited supply could offer some support to the high yield market.

Outside the U.S., low yields and relatively longer duration create a less attractive outlook for investment-grade debt. European bonds are at risk from rising interest rates as the European Central Bank begins to rein in its stimulus policies. We are underweight dollar-denominated emerging markets debt. Fundamentals for the sector remain supportive, but valuations are extended and appear vulnerable to tighter monetary policies in developed markets, a stronger U.S. dollar, increased political risk, and slower Chinese growth.

OUTLOOK

The global economy should continue to grow in 2018. Lower taxes in the U.S. could provide a boost to U.S. profit growth in the coming year, although their long-term impact on the domestic economy is less certain. Growth is likely to be strong outside the U.S., particularly in Europe and Japan. Europe’s moderate economic growth continues to deepen and is earlier in its business cycle than the U.S, leaving a longer runway for improvement. Global economic growth should continue to support Japan’s economy. Demographic challenges, structural problems, and the potential for monetary policy normalization are concerns, but Japan remains one place where investors can still find relatively attractive valuations.

The U.S. dollar is finding support after declining for much of the year against major developed and emerging markets currencies. Despite higher short-term interest rates resulting from the Fed’s rate normalization, the U.S. dollar declined through most of 2017 as growth and inflation expectations outside the U.S. improved. The weaker dollar has been a major support for emerging markets, and U.S. multinational companies with exposure to international markets. A stronger dollar could pose a headwind to emerging markets, commodities prices, and U.S. multinational companies that benefited from relative dollar weakness. It could also weigh on U.S. dollar-based investors, who saw their overseas asset returns inflated by currency gains in 2017.

Stronger global growth, tighter labor markets, and more stable commodity prices may finally begin to push inflation higher next year, providing further support for central banks already unwinding policy. The Fed is well into its stimulus reduction process, and the ECB recently announced plans to halve its asset purchases beginning next year. The Bank of Japan remains the furthest from achieving its inflation goal but has been quietly reducing its bond purchases and may modify its target for yield curve control. Emerging markets may also turn more hawkish next year amidst stronger growth and higher inflation.

As we welcome our new shareholders to the Retirement Income 2020 Fund, we reaffirm our belief that the broad diversification of our portfolios across asset classes, regions, and countries—combined with fundamental research, active security selection, and our tactical adjustments to the fund’s allocations—should help us generate attractive, risk-adjusted returns and support a stable income stream in retirement.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and member of the fund’s Investment Advisory Committee

Wyatt A. Lee
Co-portfolio manager and member of the fund’s Investment Advisory Committee

January 17, 2018

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The principal value of the fund is not guaranteed at any time, including at or after the target date, which is the approximate year an investor plans to retire (assumed to be age 65) and likely stop making new investments in the fund. If an investor plans to retire significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor is retiring on or near the target date. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. The fund emphasizes potential capital appreciation during the early phases of retirement asset accumulation, balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term postretirement withdrawal horizon. The fund is not designed for a lump-sum redemption at the target date and does not guarantee a particular level of income.

The fund maintains a substantial allocation to equities both prior to and after the target date, which can result in greater volatility over shorter time horizons. There is no guarantee that the fund will provide adequate income at and through your retirement. The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through twelve equal monthly dividend payments may result in a drawdown on investment principal and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolio: An unmanaged blended index portfolio created as a custom benchmark for the Retirement Income 2020 Fund. As of December 31, 2017, the combined index portfolio was composed of the following indexes: 42.4% Russell 3000 Index, 32.0% Bloomberg Barclays U.S. Aggregate Bond Index, 7.5% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 18.2% MSCI All Country World Index ex USA.

MSCI All Country World Index ex USA: An unmanaged index that measures the equity market performance of developed and emerging countries, excluding the United States.

Neutral allocation: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of December 31, 2017, the fund’s neutral allocations were as follows: 60.5% stocks and 39.5% bonds and cash.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 12/31/17

Retirement Income 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.75%	1.2%	U.S. Treasury Money–I Class
Domestic Bonds	20.86	20.5	New Income–I Class
	1.79	1.7	U.S. Treasury Long-Term–I Class
Floating Rate	0.21	0.2	Floating Rate–I Class
High Yield Bonds	2.76	2.8	High Yield–I Class
International Bonds	1.50	1.5	Dynamic Global Bond–I Class
	3.30	3.2	Emerging Markets Bond–I Class
	1.33	1.8	International Bond–I Class
	1.50	1.0	International Bond (USD Hedged)–I Class
Inflation Focused Fixed Income	7.50	7.3	Limited Duration Inflation Focused Bond–I Class
Large-Cap Stocks	16.33	16.7	Equity Index 500–I Class
	6.23	6.2	Growth Stock–I Class
	6.38	6.4	Value–I Class
Mid-Cap Stocks	2.49	2.4	Mid-Cap Growth–I Class
			Mid-Cap Index–I Class
	2.41	2.4	Mid-Cap Value–I Class
Small-Cap Stocks	1.57	1.6	New Horizons–I Class
	1.54	1.6	Small-Cap Stock–I Class
	1.50	1.5	Small-Cap Value–I Class
International Stocks	2.62	2.6	Emerging Markets Stock–I Class
	5.61	5.5	International Value Equity–I Class
	4.86	4.9	International Stock–I Class
	5.64	5.7	Overseas Stock–I Class
Real Assets Equity	1.32	1.4	Real Assets–I Class

Actual allocations may not total 100% due to rounding.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)

(Cost and value in $000s)

	$ Value 12/31/16	$ Purchase Cost	$ Sales Cost	Shares	$ Value 12/31/17
EQUITY MUTUAL FUNDS 58.8%					
T. Rowe Price Funds:					
Equity Index 500 Fund	—	3,446	156	48,550	3,482
Value Fund	—	1,364	12	35,905	1,340
Growth Stock Fund	—	1,494	115	20,770	1,302
Overseas Stock Fund	—	1,170	11	104,834	1,183
International Value Equity Fund	—	1,156	11	76,210	1,150
International Stock Fund	—	1,051	20	54,822	1,023
Emerging Markets Stock Fund	—	527	5	12,305	553
Mid-Cap Growth Fund (2)	—	541	20	5,862	510
Mid-Cap Value Fund	—	504	5	16,371	497
New Horizons Fund (2)	—	351	11	6,378	336
Small-Cap Stock Fund	—	335	3	6,841	326
Small-Cap Value Fund	—	312	3	6,414	315
Real Assets Fund	—	277	4	24,207	283
Total Equity Mutual Funds (Cost $12,152)					12,300
BOND MUTUAL FUNDS 39.9%					
T. Rowe Price Funds:					
New Income Fund	—	4,735	452	450,410	4,274
Limited Duration Inflation Focused Bond Fund	—	1,569	15	308,581	1,534
Emerging Markets Bond Fund	—	703	27	53,246	664
High Yield Fund	—	636	58	85,323	577
International Bond Fund	—	539	158	42,487	385
U.S. Treasury Long-Term Fund	—	349	1	27,346	351
Dynamic Global Bond Fund	—	309	—	31,368	308
International Bond Fund (USD Hedged)	—	216	—-	21,505	216
Floating Rate Fund	—	37	—-	3,723	37
Total Bond Mutual Funds (Cost $8,382)					8,346
SHORT-TERM INVESTMENTS 1.2%					
T. Rowe Price Funds:					
U.S. Treasury Money Fund, 1.04% (3)	—	499	247	251,534	252
Total Short-Term Investments (Cost $252)					252
Total Investments in Securities 99.9% of Net Assets (Cost $20,786)					$ 20,898

(1) Each underlying Price fund is an affiliated company; the fund is invested in the I Class of each underlying Price fund.
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2017. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ 1	$ (1)	$ —
Emerging Markets Bond Fund	4	(12)	10
Emerging Markets Stock Fund	1	31	3
Equity Index 500 Fund	3	192	26
Floating Rate Fund	—	—	—
Growth Stock Fund	141	(77)	4
High Yield Fund	—	(1)	9
International Bond Fund	—	4	2
International Bond Fund (USD Hedged)	—	—	—
International Stock Fund	32	(8)	15
International Value Equity Fund	3	5	24
Limited Duration Inflation Focused Bond Fund	22	(20)	—
Mid-Cap Growth Fund	36	(11)	—
Mid-Cap Value Fund	24	(2)	5
New Horizons Fund	24	(4)	—
New Income Fund	(3)	(9)	34
Overseas Stock Fund	—	24	21
Real Assets Fund	—	10	4
Small-Cap Stock Fund	24	(6)	1
Small-Cap Value Fund	11	6	2
U.S. Treasury Long-Term Fund	—	3	1
Value Fund	67	(12)	17
U.S. Treasury Money Fund	—	—	1
Totals	$ 390#	$ 112	$ 179+

\# Capital gain/loss distributions from mutual funds represented $401 of the net realized gain (loss).

\+ Investment income comprised $179 of income distributions from underlying Price funds.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund incepted on May 25, 2017. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change, and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions and Investment Income Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions. For the period ended December 31, 2017, the fund made monthly distributions of $0.0329 per share, and also distributed $0.1600 per share to shareholders of record on December 27, 2017. For the period ended December 31, 2018, the fund intends to make monthly distributions of $0.0357 per share.

New Accounting Guidance On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2017, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the period ended December 31, 2017, aggregated $22,120,000 and $1,324,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of distributions from the underlying funds. For the period ended December 31, 2017, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the period ended December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price funds in which it invests.

The fund is subject to an operating expense limitation pursuant to which Price Associates is contractually required to pay all direct operating expenses of the fund (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the amended management agreement) to the extent such operating expenses, on an annualized basis, exceed 0.25% of average daily net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The fund is required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s operating expenses (after the repayment is taken into account) to exceed both: (1) the operating expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment.

Pursuant to this agreement, $117,000 of expenses were paid by Price Associates during the period ended December 31, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended December 31, 2017, expenses incurred pursuant to these service agreements were $36,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2017, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of December 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 101,552 shares of the fund, representing 5% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement Income 2020 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Retirement Income 2020 Fund (one of the funds constituting T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 25, 2017 (date of Fund’s Inception) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets and the financial highlights for the period May 25, 2017 (date of Fund’s Inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$24,000 from short-term capital gains,
●	$311,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $149,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $73,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $82,000 and foreign taxes paid of $6,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2002	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company; Vice President, Retirement Funds
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, Price Hong Kong,
Price Singapore, and T. Rowe Price Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert A. Panariello (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

James Tzitzouris, Ph.D. (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018